UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08246

Exact name of registrant as specified in charter:
Delaware Investments® Global Dividend and Income Fund, Inc.

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Item 1. Reports to Stockholders

Annual Report	Delaware Investments® Global Dividend and Income Fund, Inc.

November 30, 2010

The figures in the annual report for Delaware Investments Global Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

Portfolio management review	1

Performance summary	4

Security type and country allocations	6

Statement of net assets	8

Statement of operations	17

Statements of changes in net assets	18

Statement of cash flows	19

Financial highlights	20

Notes to financial statements	21

Report of independent registered public accounting firm	27

Other Fund information	28

Board of trustees/directors and officers addendum	33

About the organization	36

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Global Dividend and Income Fund, Inc.
December 7, 2010

Performance preview (for the year ended Nov. 30, 2010)
Delaware Investments Global Dividend and Income Fund, Inc. @ market price	1-year return	+17.30%
Delaware Investments Global Dividend and Income Fund, Inc. @ NAV	1-year return	+9.18%
Lipper Closed-end Income and Preferred Stock Funds Average @ market price	1-year return	+30.93%
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	1-year return	+22.10%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware Investments Global Dividend and Income Fund, Inc., please see the table on page 4.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index

Delaware Investments Global Dividend and Income Fund, Inc. returned +9.18% at net asset value and +17.30% at market price (both figures reflect all distributions reinvested) for the fiscal year ended Nov. 30, 2010. Complete annualized performance information for the Fund is shown in the table on page 4.

Relatively favorable market results, despite sovereign debt concerns

The MSCI ACWI (All Country World Index), a broad measure of equity markets around the world, experienced uneven performance during the fiscal year. Despite its fluctuations, the MSCI ACWI (net) gained 7% for the 12 months ended Nov. 30, 2010, trailing the S&P 500 Index, a measure of the broad stock market in the United States, which rose nearly 10% during the same time frame.

Equity-market volatility was precipitated by mounting fears about debt levels in European countries with the biggest financial challenges. The first concerns began in Greece in January 2010, as many investors became worried about the ability of the heavily indebted country to repay its financial obligations. Although the markets resumed their upward momentum in early February, an even steeper decline in global stock prices began in late April. The drop accelerated throughout the rest of the spring, as fears about Greece’s financial situation increased and many investors began to question whether the problems could spread to other economically troubled European nations with outsized debt levels, such as Portugal, Italy, Ireland, and Spain. The European Union and International Monetary Fund eventually came to the Greek government’s rescue, with a 110 billion euro (approximately $140 billion) loan package designed to keep the government afloat while it implements a series of austerity programs.

Other factors also dampened global financial markets during this time, including new economic data from the U.S. that seemed to indicate an increased potential for a stalled recovery, and the Chinese government’s efforts to slow the pace of that country’s fast-growing economy.

Beginning in early summer 2010, equities bounced back, enjoying strong gains between early July and early November, as fears about a return to recession in the U.S. eased and confidence in the strength of European banks grew. In the final month of the Fund’s fiscal year, however, financial markets encountered renewed difficulties, with Ireland’s government appearing to be on the brink of bankruptcy (source: Bloomberg). European monetary policy makers implemented emergency rescue measures in an effort to stave off the spread of this “contagion” to other challenged economies in the region.

Fixed income assets saw a generally positive backdrop during the fiscal year. Bonds were a key beneficiary of the U.S. Federal Reserve’s efforts to stimulate economic growth by keeping interest rates down. The Fed sought to accomplish this goal through several rounds of quantitative easing, in which the U.S. central bank bought back debt securities in an attempt to generally drive down yields providing more economic stimulus, through lowered cost of credit.

Real estate investment trusts (REITs) also experienced a highly supportive environment during the annual period as credit was widely available and grew less expensive as

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2010, and are subject to change.

(continues)       1

Portfolio management review

Delaware Investments® Global Dividend and Income Fund, Inc.

the year went on. REITs often finance new investment and development projects through debt, and when credit is affordable, it can provide issuing companies such as REITs with increased financial flexibility. REITs rose more than 30% during the 12-month period ended Nov. 30, 2010, as measured by the FTSE NAREIT Equity REITs Index, which tracks the performance of all publicly traded REITs on U.S. exchanges.

Meanwhile, low interest rates led to healthy results from high yield bonds, as many investors seemed willing to take on additional credit risk in exchange for higher levels of income. As such, credit spreads narrowed throughout most of the period, extending a trend of the past several years. Credit spreads are the differences between yields of Treasury bonds and riskier securities of varying credit qualities, and they provide a measure of the market’s outlook for riskier assets. The narrowing of credit spreads can generally be taken to signal a more normalized market environment. (Source: Barclays Capital.)

Fund positioning: An emphasis on credit

The Fund’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation. In managing the Fund, we pursue these goals by investing broadly in a range of income-generating securities from around the globe. These include “core” fixed income holdings (such as Treasury and agency securities), as well as investment grade and high yield corporate bonds, convertible bonds, REITs, large-cap value stocks, and international value stocks.

With several notable exceptions, the Fund’s positioning remained relatively stable throughout the fiscal year. As the Fund’s fiscal year began, the Fund had a modest overweighting in credit-oriented investments. Credit exposure is most obvious in the fixed income asset class, but it also runs through a variety of other asset classes, including REITs.

For much of the Fund’s fiscal year, we felt that credit-oriented investments had good total-return characteristics, and emphasized high yield bonds in particular. At the end of the Fund’s fiscal year, high yield bonds were the Fund’s second-largest asset class weighting at roughly 25% of the portfolio, up from 18% a year earlier. The increased allocation resulted partially from market movements, but also reflected additional investments in the asset class. We favored these securities for their attractive yields and because we felt that high yield bonds could be supported by increasingly favorable economic conditions. To a lesser extent, we looked to REITs because of their credit-sensitive nature. Over time, however, as REITs gained in value and as we anticipated less-favorable credit costs going forward, we were more cautious about adding to our holdings in this asset class. In fact, the Fund’s REIT weighting declined from close to 4% of the portfolio at the beginning of the period to about 2% at period end.

The Fund’s exposure to international value stocks, the largest allocation in the Fund, slightly increased throughout the year, from about 23% at the beginning of the fiscal year to about 25% at the end. International value stocks underperformed the Fund’s other asset classes and detracted from the Fund’s overall return; however, we remain overweight in this asset class as we believe it offers good value, especially after the selloff in the last month of the fiscal year, and may provide diversification and a solid income base.

At the same time, we generally maintained sizable positions in investments nearer the top of issuers’ capital structures. In light of macroeconomic risks such as European sovereign debt troubles and the potential for higher interest rates down the road, we felt it would be prudent to own defensive income-oriented investments that would be among the first to be paid back if the issuers encountered financial problems. This approach enabled us to still capture relatively attractive yields while maintaining what we believed to be greater downside protection by avoiding lower-credit-rated securities.

Our emphasis on credit was helpful for the Fund’s performance until late in its fiscal year. When the Fed announced its second round of quantitative easing in October 2010, equity investors generally became more optimistic, and equities began outperforming (source: Bloomberg). The Fund had less exposure to stocks than to high yield and other, more credit-sensitive investments. In hindsight, our decision to maintain an overweight position in high yield was too defensive and did not allow the Fund to take full advantage of the equity market rally.

From a currency perspective, the Fund lost value over its fiscal year. During the fiscal year, however, we did not make active currency bets or hedge currencies; rather, the Fund has embedded currency exposure through foreign securities bought in local currencies. The two largest detractors on a currency basis were an overweight in euro-zone country holdings and an underweight in Japan, as the euro weakened and the Japanese yen strengthened against the U.S. dollar over the course of the Fund’s fiscal year. The negative effect on the Fund from these allocations was partially offset by our overweight in Canadian securities, as the Canadian dollar strengthened against the U.S. dollar during the Fund’s fiscal year.

A recent shift toward equities

As the Fund’s fiscal year came to a close, we were gradually seeing more investment opportunities in stocks, so we began to shift the Fund’s portfolio holdings in this direction. In our opinion, the U.S. economy appears to be slowly expanding, and credit-oriented securities, following a long run upward, have started to give back some of their gains. In this environment, we began favoring shares of large-cap companies with good cash flow and lower debt levels, because they are less credit sensitive and we believe they could benefit from an improving economy.

Performance summary

Delaware Investments® Global Dividend and Income Fund, Inc.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance
Average annual total returns
Through Nov. 30, 2010	1 year	5 years	10 years	Lifetime
At market price	+17.30%	+1.51%	+8.51%	+7.06%
At net asset value	+9.18%	+1.71%	+7.11%	+7.46%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception. Past performance is not a guarantee of future results.

Fund basics
As of Nov. 30, 2010

Fund objectives
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.

Total Fund net assets
$34 million

Number of holdings
439

Fund start date
March 4, 1994

NYSE symbol
DGF

Market price versus net asset value (see notes below)
Nov. 30, 2009, through Nov. 30, 2010

	Starting value (Nov. 30, 2009)	Ending value (Nov. 30, 2010)
Delaware Investments Global Dividend and Income Fund, Inc. @ Market price	$6.60	$7.03
Delaware Investments Global Dividend and Income Fund, Inc. @ NAV	$7.05	$6.99

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
Average annual total returns from Nov. 30, 2000, through Nov. 30, 2010

	Starting value (Nov. 30, 2000)	Ending value (Nov. 30, 2010)
Delaware Investments Global Dividend and Income Fund, Inc. @ Market price	$10,000	$22,651
Delaware Investments Global Dividend and Income Fund, Inc. @ NAV	$10,000	$19,834
Lipper Closed-end Income and Preferred Stock Funds Average @ Market price	$10,000	$18,620
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	$10,000	$15,937

The chart assumes $10,000 invested in the Fund on Nov. 30, 2000, and includes the reinvestment of all distributions at market value. The chart assumes $10,000 in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Global Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. Performance shown in both charts above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (source: Lipper).

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type and country allocations

Delaware Investments® Global Dividend and Income Fund, Inc.
As of November 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security Type	of Net Assets
Common Stock	67.26%
Consumer Discretionary	7.56%
Consumer Staples	7.92%
Diversified REITs	0.52%
Energy	6.40%
Financials	7.73%
Healthcare	7.16%
Healthcare REITs	1.21%
Hotel REITs	0.23%
Industrial REIT	0.03%
Industrials	7.68%
Information Technology	7.25%
Mall REITs	0.82%
Materials	3.05%
Mortgage REITs	0.18%
Multifamily REITs	0.77%
Office REITs	0.69%
Real Estate Management & Development	0.18%
Self-Storage REIT	0.32%
Shopping Center REITs	0.37%
Single Tenant REIT	0.09%
Specialty REITs	0.65%
Telecommunications	4.09%
Utilities	2.36%
Convertible Preferred Stock	1.80%
Convertible Bonds	10.65%
Aerospace & Defense	0.36%
Auto Parts & Equipment	0.28%
Banking, Finance & Insurance	0.45%
Basic Materials	1.17%
Cable, Media & Publishing	0.48%
Computers & Technology	2.49%
Energy	0.43%
Healthcare & Pharmaceuticals	1.67%
Leisure, Lodging & Entertainment	0.47%
Real Estate	0.34%
Retail	0.18%
Telecommunications	1.73%
Transportation	0.22%
Utilities	0.38%
Corporate Bonds	39.05%
Banking	0.40%
Basic Industry	2.64%
Brokerage	0.25%
Capital Goods	1.68%
Consumer Cyclical	2.77%
Consumer Non-Cyclical	2.07%
Energy	2.87%
Finance & Investments	12.70%
Media	4.63%
Real Estate	0.13%
Services Cyclical	3.44%
Services Non-Cyclical	1.08%
Technology & Electronics	0.81%
Telecommunications	2.70%
Utilities	0.88%
Senior Secured Loans	0.54%
Sovereign Bonds	4.80%
Supranational Bank	1.32%
Limited Partnership	0.10%
Preferred Stock	0.02%
Warrants	0.00%
Discount Note	2.55%
Securities Lending Collateral	16.06%
Total Value of Securities	144.15%
Obligation to Return Securities Lending Collateral	(16.29%)
Borrowing Under Line of Credit	(31.10%)
Receivables and Other Assets Net of Liabilities	3.24%
Total Net Assets	100.00%

Percentage
Country	of Net Assets
Australia	6.04%
Bermuda	0.97%
Brazil	1.18%
Canada	6.08%
Cayman Islands	0.13%
China	0.81%
Finland	0.48%
France	6.31%
Germany	5.43%
Hong Kong	3.08%
Ireland	5.61%
Italy	1.95%
Japan	3.65%
Jersey	0.14%
Liberia	0.06%
Luxembourg	1.37%
Marshall Islands	0.57%
Mexico	0.13%
Netherlands	0.51%
Poland	0.32%
Republic of Korea	1.12%
Singapore	0.51%
Spain	1.26%
Supranational	1.32%
Sweden	1.66%
Switzerland	1.55%
Taiwan	1.52%
United Kingdom	2.79%
United States	68.99%
Total	125.54%*#

*The percentage of net assets exceeds 100% because the Fund utilizes a line of credit with the Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

#This number does not include Securities Lending Collateral and the discount note.

Statement of net assets

Delaware Investments® Global Dividend and Income Fund, Inc.
November 30, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 67.26❖
Consumer Discretionary – 7.56%
	*Autoliv	1,700	$124,815
∏†=	Avado Brands	272	0
	Bayerische Motoren Werke	3,501	263,288
	Comcast Class A	15,200	304,000
†	DIRECTV Class A	350	14,536
*	Don Quijote	8,200	236,298
	Esprit Holdings	19,107	91,968
	Lowe’s	11,500	261,050
*	PPR	836	132,806
*	Publicis Groupe	2,610	116,614
*	Techtronic Industries	237,500	257,767
	Toyota Motor	8,121	314,811
	Vivendi	9,946	242,193
	Yue Yuen Industrial Holdings	68,500	247,546
			2,607,692
Consumer Staples – 7.92%
	Archer-Daniels-Midland	9,300	269,607
	Aryzta	5,688	240,932
*	Chaoda Modern Agriculture Holdings	280,000	224,771
	Coca-Cola Amatil	17,648	188,214
	CVS Caremark	9,700	300,700
@	Greggs	23,800	162,522
	Kimberly-Clark	4,400	272,316
	Kraft Foods Class A	9,500	287,375
	Metro	3,349	239,926
	Parmalat	97,291	242,002
	Safeway	13,100	301,168
			2,729,533
Diversified REITs – 0.52%
*	DuPont Fabros Technology	500	11,295
	Investors Real Estate Trust	1,900	16,815
	Lexington Realty Trust	3,300	25,905
	Vornado Realty Trust	1,528	124,654
			178,669
Energy – 6.40%
	Chevron	3,900	315,783
	CNOOC	111,000	238,891
	ConocoPhillips	5,400	324,918
	Marathon Oil	8,800	294,536
	National Oilwell Varco	5,400	330,966
	Petroleo Brasiliero ADR	6,000	175,680
*	Total	4,643	225,391
	Williams	13,200	301,092
			2,207,257
Financials – 7.73%
	Allstate	9,900	288,189
*	AXA	12,152	174,035
*	Banco Santander	21,504	205,010
	Bank of New York Mellon	10,300	277,997
*	Fifth Street Finance	2,700	31,131
	Marsh & McLennan	11,900	298,452
	Mitsubishi UFJ Financial Group	48,339	229,215
	Nordea Bank FDR	22,269	221,243
	Solar Capital	8,100	190,188
	Standard Chartered	9,290	250,221
	Travelers	5,600	302,344
	UniCredit	101,778	196,745
			2,664,770
Healthcare – 7.16%
†	Alliance HealthCare Services	1,923	7,211
	Baxter International	6,300	305,865
	Cardinal Health	8,900	316,661
	Johnson & Johnson	4,800	295,440
	Meda Class A	30,355	227,191
	Merck	7,900	272,313
†	Mylan	1	20
	Novartis	4,498	239,537
	Pfizer	18,616	303,255
	Quest Diagnostics	5,900	290,988
*	Sanofi-Aventis	3,467	210,182
			2,468,663
Healthcare REITs – 1.21%
	Cogdell Spencer	3,100	17,732
	HCP	3,100	102,083
*	Health Care REIT	1,975	91,403
	LTC Properties	700	18,893
	Nationwide Health Properties	1,800	64,890
	Omega Healthcare Investors	1,600	33,776
	Ventas	1,725	88,441
			417,218
Hotel REITs – 0.23%
	DiamondRock Hospitality	2,200	23,166
*	Host Hotels & Resorts	3,350	55,208
			78,374
Industrial REIT – 0.03%
	AMB Property	385	11,234
			11,234
Industrials – 7.68%
*	Alstom	4,600	189,248
	Asahi Glass	20,000	222,396
	Compagnie de Saint-Gobain	4,217	188,594
†	Delta Air Lines	5	68
	Deutsche Post	13,027	210,457
	Finmeccanica	20,742	234,151
†	Flextronics International	1,000	7,250
	ITOCHU	27,804	257,507
	Koninklijke Philips Electronics	3,623	97,967
*†	Mobile Mini	363	6,559
	Northrop Grumman	4,600	283,728
∏†=PT Holdings		100	1
	Singapore Airlines	14,550	169,786
	Teleperformance	9,622	286,622
	Vallourec	2,275	215,493
*	Waste Management	8,100	277,425
			2,647,252

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Information Technology – 7.25%
†	CGI Group Class A	31,386	$492,270
	HTC	14,700	406,639
	Intel	12,800	270,336
	International Business Machines	2,200	311,212
†	Motorola	36,400	278,824
	Nokia	18,069	167,108
*†	Sohu.com	4,000	277,720
	Xerox	25,700	294,522
			2,498,631
Mall REITs – 0.82%
	General Growth Properties	2,600	42,094
	Macerich	889	41,196
	Simon Property Group	1,813	178,581
	Taubman Centers	400	19,412
			281,283
Materials – 3.05%
*	ArcelorMittal	3,917	123,477
	duPont (E.I.) deNemours	6,400	300,735
*	Lafarge	3,249	176,850
	Rexam	46,689	219,071
*	Vale ADR	7,300	231,264
			1,051,397
Mortgage REITs – 0.18%
	Chimera Investment	4,900	19,600
	Cypress Sharpridge Investments	3,000	40,950
			60,550
Multifamily REITs – 0.77%
	Apartment Investment & Management	1,732	41,776
	Associated Estates Realty	1,300	19,435
	BRE Properties	1,000	43,070
	Camden Property Trust	640	32,685
†	Campus Crest Communities	5,500	69,355
	Equity Residential	1,200	59,976
			266,297
Office REITs – 0.69%
	Boston Properties	800	67,040
	Brandywine Realty Trust	2,300	25,438
	Government Properties Income Trust	900	23,085
*	Highwoods Properties	700	21,357
	Mack-Cali Realty	3,200	101,600
			238,520
Real Estate Management & Development – 0.18%
	Starwood Property Trust	3,200	63,872
			63,872
Self-Storage REIT – 0.32%
	Public Storage	1,150	111,090
			111,090
Shopping Center REITs – 0.37%
*	Federal Realty Investment Trust	100	7,739
	Kimco Realty	4,700	78,302
	Ramco-Gershenson Properties Trust	2,300	26,450
*	Weingarten Realty Investors	700	16,590
			129,081
Single Tenant REIT – 0.09%
*	National Retail Properties	1,200	31,212
			31,212
Specialty REITs – 0.65%
*	Digital Realty Trust	1,400	73,528
	Entertainment Properties Trust	500	23,150
	Liberty Property Trust	600	18,804
*	Plum Creek Timber	1,520	54,781
	Potlatch	1,730	54,806
			225,069
Telecommunications – 4.09%
	AT&T	10,700	297,353
=†	Century Communications	125,000	0
	Chunghwa Telecom ADR	4,879	117,633
*	France Telecom ADR	900	18,369
	Frontier Communications	15,000	136,500
†	GeoEye	100	3,986
	Telefonica	10,815	229,703
*	TELUS	4,034	183,131
	Verizon Communications	9,100	291,291
	Vodafone Group	53,553	133,592
			1,411,558
Utilities – 2.36%
	American Water Works	800	19,608
	Edison International	8,100	299,213
†	Mirant	53	526
	National Grid	22,433	198,105
	NorthWestern	700	20,167
	Progress Energy	6,300	275,247
			812,866
Total Common Stock (cost $22,876,623)			23,192,088

Convertible Preferred Stock – 1.80%
Banking, Finance & Insurance – 0.69%
	Aspen Insurance Holdings
	5.625% exercise price
	$29.28, expiration date 12/31/49	3,400	187,638
	Citigroup 7.50% exercise price
	$3.94, expiration date 12/15/12	400	50,000
@†	Fannie Mae 8.75% exercise price
	$32.45, expiration date 5/13/11	1,500	675
			238,313
Consumer Discretionary – 0.01%
*†	General Motors 4.75%
	exercise price $39.60,
	expiration date 12/1/13	46	2,332
			2,332
Energy – 0.58%
*	Apache 6.00% exercise price
	$109.12, expiration 8/1/13	600	36,390
	El Paso Energy Capital Trust I 4.75%
	exercise price $41.59,
	expiration date 3/31/28	1,950	76,343
	SandRidge Energy 8.50%
	exercise price $8.01,
	expiration date 12/31/49	895	88,551
			201,284

(continues)       9

Statement of net assets

Delaware Investments® Global Dividend and Income Fund, Inc.

		Number of		Value
		Shares		(U.S. $)
	Convertible Preferred Stock (continued)
	Healthcare & Pharmaceuticals – 0.21%
	Healthsouth 6.50% exercise price
	$30.50, expiration date 12/31/49		80	$72,520
				72,520
	Telecommunications – 0.31%
	Lucent Technologies Capital Trust
	I 7.75% exercise price $24.80,
	expiration date 3/15/17		120	105,000
				105,000
	Total Convertible Preferred Stock
	(cost $666,528)			619,449

		Principal
		Amount°
	Convertible Bonds – 10.65%
	Aerospace & Defense – 0.36%
	AAR
	1.75% exercise price $29.43,
	expiration date 1/1/26	USD	28,000	29,470
	#144A 1.75% exercise price
	$29.43, expiration date 1/1/26		90,000	94,725
				124,195
	Auto Parts & Equipment – 0.28%
	ArvinMeritor 4.00% exercise price
	$26.73, expiration date 2/15/27		95,000	95,831
				95,831
	Banking, Finance & Insurance – 0.45%
	Jefferies Group 3.875%
	exercise price $38.72,
	expiration date 11/1/29		62,000	63,705
#	SVB Financial Group 144A
	3.875% exercise price $53.04,
	expiration date 4/15/11		87,000	89,719
				153,424
	Basic Materials – 1.17%
#	Owens-Brockway Glass Container
	144A 3.00% exercise price
	$47.47, expiration date 5/28/15		140,000	137,550
	Rayonier TRS Holdings 3.75%
	exercise price $54.81,
	expiration date 10/15/12		135,000	147,825
#	Sino-Forest 144A 5.00%
	exercise price $20.29,
	expiration date 8/1/13		95,000	118,869
				404,244
	Cable, Media & Publishing – 0.48%
Φ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		49,000	56,166
	VeriSign 3.25% exercise price
	$34.37, expiration date 8/15/37		95,000	108,419
				164,585
	Computers & Technology – 2.49%
	Advanced Micro Devices
	6.00% exercise price
	$28.08, expiration date 5/1/15		33,000	33,206
	#144A 6.00% exercise price
	$28.08, expiration date 5/1/15		31,000	31,194
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		165,000	162,937
	Hutchinson Technology 3.25%
	exercise price $36.43,
	expiration date 1/15/26		60,000	42,300
	Intel 3.25% exercise price $22.68,
	expiration date 8/1/39		51,000	62,284
	Linear Technology 3.125%
	exercise price $45.36,
	expiration date 5/1/27		175,000	181,999
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/15/27		159,000	141,908
#	Rovi 144A 2.625% exercise price
	$47.36, expiration date 2/15/40		105,000	139,781
	SanDisk 1.00% exercise price
	$82.35, expiration date 5/15/13		65,000	61,181
				856,790
	Energy – 0.43%
	Chesapeake Energy 2.25%
	exercise price $85.89,
	expiration date 12/15/38		90,000	68,175
*	Peabody Energy 4.75%
	exercise price $58.40,
	expiration date 12/15/41		20,000	25,075
	Transocean 1.625%
	exercise price $168.61,
	expiration date 12/15/37		55,000	54,588
				147,838
	Healthcare & Pharmaceuticals – 1.67%
	Alere 3.00% exercise price $43.98,
	expiration date 5/15/16		85,000	84,256
	Amgen
	0.375% exercise price $79.48,
	expiration date 2/1/13		110,000	110,138
	#144A 0.375% exercise price
	$79.48, expiration date 2/1/13		60,000	60,075
Φ	Hologic 2.00% exercise price
	$38.59, expiration date 12/15/37		105,000	97,913
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/14/14		112,000	113,259
	Medtronic 1.625%
	exercise price $54.79,
	expiration date 4/15/13		110,000	110,687
				576,328

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Leisure, Lodging & Entertainment – 0.47%
#	Gaylord Entertainment 144A
	3.75% exercise price $27.25,
	expiration date 10/1/14	USD	65,000	$92,382
	International Game Technology
	3.25% exercise price $19.97,
	expiration date 5/1/14		65,000	71,256
				163,638
Real Estate – 0.34%
#	Digital Realty Trust 144A
	5.50% exercise price $42.49,
	expiration date 4/15/29		40,000	54,575
#	Lexington Realty Trust 144A
	6.00% exercise price $7.09,
	expiration date 1/15/30		52,000	63,245
				117,820
Retail – 0.18%
	Pantry 3.00% exercise price $50.09,
	expiration date 11/15/12		65,000	63,538
				63,538
Telecommunications – 1.73%
	Alaska Communications System
	Group 5.75% exercise price
	$12.90, expiration date 3/1/13		105,000	109,199
#	Ciena 144A 3.75%
	exercise price $20.17,
	expiration date 10/15/18		58,000	59,088
*	Leap Wireless International
	4.50% exercise price $93.21,
	expiration date 7/15/14		101,000	91,658
	Level 3 Communications
	5.25% exercise price $3.98,
	expiration date 12/15/11		35,000	35,175
	*6.50% exercise price $1.24,
	expiration date 10/1/16		50,000	54,813
	NII Holdings 3.125%
	exercise price $118.32,
	expiration date 6/15/12		155,000	151,318
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		65,000	94,331
				595,582
Transportation – 0.22%
	Bristow Group 3.00%
	exercise price $77.34,
	expiration date 6/15/38		78,000	77,123
				77,123
Utilities – 0.38%
	Dominion Resources
	2.125% exercise price $35.20,
	expiration date 12/15/23		110,000	130,488
				130,488
Total Convertible Bonds
	(cost $3,332,274)			3,671,424

Corporate Bonds – 39.05%
Banking – 0.40%
	Fifth Third Capital Trust IV
	6.50% 4/15/37		45,000	42,188
*	GMAC 8.00% 12/31/18		45,000	45,900
#	HBOS Capital Funding 144A
	6.071% 6/29/49		55,000	48,537
				136,625
Basic Industry – 2.64%
	AK Steel 7.625% 5/15/20		35,000	35,088
#	Algoma Acquisition 144A
	9.875% 6/15/15		55,000	49,156
*#	Appleton Papers 144A
	10.50% 6/15/15		35,000	34,475
	ArcelorMittal 9.85% 6/1/19		72,000	91,285
	Century Aluminum 8.00% 5/15/14		35,300	36,844
#	Drummond 144A 9.00% 10/15/14		40,000	42,400
#	FMG Resources August 2006 144A
	7.00% 11/1/15		45,000	45,788
#	Hexion US Finance 144A
	9.00% 11/15/20		35,000	34,825
#	Huntsman International 144A
	8.625% 3/15/21		20,000	21,300
	International Coal Group
	9.125% 4/1/18		40,000	43,400
#	MacDermid 144A 9.50% 4/15/17		63,000	66,307
	Millar Western Forest Products
	7.75% 11/15/13		45,000	42,525
	Momentive Performance Materials
	11.50% 12/1/16		40,000	42,200
	#144A 9.00% 1/15/21		25,000	24,938
#	Murray Energy 144A
	10.25% 10/15/15		40,000	41,000
*	Nalco 8.875% 11/15/13		50,000	51,125
•	Noranda Aluminum Acquisition PIK
	5.193% 5/15/15		45,052	40,096
	Novelis 7.25% 2/15/15		20,000	20,675
=@	Port Townsend 7.32% 8/27/12		29,312	21,251
	Ryerson
	•7.662% 11/1/14		25,000	23,438
	12.00% 11/1/15		35,000	36,094
*#	Steel Dynamics 144A
	7.625% 3/15/20		30,000	32,250
*	Verso Paper Holdings
	11.375% 8/1/16		35,000	34,344
				910,804
Brokerage – 0.25%
	E Trade Financial PIK
	12.50% 11/30/17		76,000	87,970
				87,970
Capital Goods – 1.68%
#	Associated Materials 144A
	9.125% 11/1/17		35,000	35,788
#	Berry Plastics 144A 9.75% 1/15/21		40,000	38,500
#	DAE Aviation Holdings 144A
	11.25% 8/1/15		40,000	41,600

(continues)       11

Statement of net assets

Delaware Investments® Global Dividend and Income Fund, Inc.

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
#	Graham Packaging/GPC Capital I
	144A 8.25% 10/1/18	USD	40,000	$40,800
	Intertape Polymer 8.50% 8/1/14		26,000	21,840
*	Manitowoc 9.50% 2/15/18		40,000	43,000
*	NXP BV/Funding 9.50% 10/15/15		75,000	77,062
#	Plastipak Holdings 144A
	10.625% 8/15/19		10,000	11,150
	Ply Gem Industries
	13.125% 7/15/14		45,000	47,475
#	Polypore International 144A
	7.50% 11/15/17		45,000	45,788
	Pregis 12.375% 10/15/13		53,000	53,000
*	RBS Global/Rexnord
	11.75% 8/1/16		40,000	42,400
	Susser Holdings/Finance
	8.50% 5/15/16		35,000	37,275
#	Trimas 144A 9.75% 12/15/17		30,000	32,250
#	USG 144A 9.75% 8/1/14		10,000	10,550
				578,478
Consumer Cyclical – 2.77%
#	Allison Transmission 144A
	11.00% 11/1/15		40,000	43,500
	American Axle & Manufacturing
	7.875% 3/1/17		45,000	44,775
	ArvinMeritor
	8.125% 9/15/15		35,000	35,963
	10.625% 3/15/18		30,000	33,825
	Beazer Homes USA
	8.125% 6/15/16		30,000	29,100
	*9.125% 6/15/18		15,000	14,475
	#144A 9.125% 5/15/19		20,000	18,900
	Burlington Coat Factory
	Investment Holdings
	14.50% 10/15/14		75,000	78,374
*#	CKE Restaurants 144A
	11.375% 7/15/18		40,000	42,800
	Dave & Buster’s 11.00% 6/1/18		35,000	37,975
*#	Dunkin Finance 144A
	9.625% 12/1/18		40,000	40,450
	Express/Express Finance
	8.75% 3/1/18		25,000	26,625
*	Ford Motor 7.45% 7/16/31		65,000	70,200
	Ford Motor Credit 12.00% 5/15/15		50,000	61,994
	Goodyear Tire & Rubber
	8.25% 8/15/20		20,000	20,200
	*10.50% 5/15/16		10,000	11,000
	Interface
	9.50% 2/1/14		4,000	4,130
	11.375% 11/1/13		10,000	12,325
	#144A 7.625% 12/1/18		30,000	30,750
	K Hovnanian Enterprises
	6.25% 1/15/15		35,000	25,813
	7.50% 5/15/16		15,000	10,200
	Landry’s Restaurants
	11.625% 12/1/15		15,000	15,975
#	M/I Homes 144A
	8.625% 11/15/18		65,000	65,081
	Norcraft Finance 10.50% 12/15/15		30,000	31,950
	Norcraft Holdings/Capital
	9.75% 9/1/12		29,000	28,928
*	OSI Restaurant Partners
	10.00% 6/15/15		42,000	43,470
#	Pinafore 144A 9.00% 10/1/18		45,000	47,700
#	Sealy Mattress 144A
	10.875% 4/15/16		10,000	11,350
	Standard Pacific 10.75% 9/15/16		15,000	17,175
				955, 003
Consumer Non-Cyclical – 2.07%
#	Accellent 144A 10.00% 11/1/17		25,000	23,438
	Alere 9.00% 5/15/16		25,000	25,625
	Alliance One International
	10.00% 7/15/16		30,000	31,500
	BioScrip 10.25% 10/1/15		33,000	33,949
	Cott Beverages 8.375% 11/15/17		25,000	26,688
*	Dean Foods 7.00% 6/1/16		40,000	36,900
	Diversey Holdings 10.50% 5/15/20		73,000	84,223
#	DJO Finance 144A
	9.75% 10/15/17		50,000	50,374
#	Icon Health & Fitness 144A
	11.875% 10/15/16		25,000	24,938
#	Lantheus Medical Imaging 144A
	9.75% 5/15/17		25,000	26,000
	LVB Acquisition 11.625% 10/15/17		35,000	38,763
#	NBTY 144A 9.00% 10/1/18		55,000	58,025
*	Pinnacle Foods Finance
	10.625% 4/1/17		40,000	42,750
	Smithfield Foods 7.75% 7/1/17		30,000	30,450
*	Supervalue 8.00% 5/1/16		25,000	24,688
	Tops Markets 10.125% 10/15/15		20,000	21,400
#	Viking Acquisition 144A
	9.25% 11/1/18		45,000	45,112
#	Viskase 144A 9.875% 1/15/18		45,000	46,800
*	Yankee Acquisition 9.75% 2/15/17		40,000	41,600
				713,223
Energy – 2.87%
#	American Petroleum Tankers 144A
	10.25% 5/1/15		40,000	41,300
	AmeriGas Partners
	7.125% 5/20/16		7,000	7,315
	Antero Resources Finance
	9.375% 12/1/17		30,000	31,050
	Aquilex Holdings/Finance
	11.125% 12/15/16		40,000	40,400
	Chaparral Energy 8.50% 12/1/15		22,000	21,835
	Chesapeake Energy
	9.50% 2/15/15		30,000	33,750
	Complete Production Service
	8.00% 12/15/16		25,000	25,750
	Copano Energy Finance
	7.75% 6/1/18		30,000	30,150

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
*	Crosstex Energy/Finance
	8.875% 2/15/18	USD	35,000	$36,663
	Dynegy Holdings 7.75% 6/1/19		35,000	23,013
	El Paso
	6.875% 6/15/14		21,000	22,708
	7.00% 6/15/17		5,000	5,293
#	El Paso Performance-Linked Trust
	144A 7.75% 7/15/11		46,000	47,482
	Global Geophysical Services
	10.50% 5/1/17		20,000	19,900
	Headwaters 11.375% 11/1/14		40,000	43,250
#	Helix Energy Solutions Group
	144A 9.50% 1/15/16		55,000	57,474
#	Hercules Offshore 144A
	10.50% 10/15/17		40,000	32,000
#	Hilcorp Energy I 144A
	8.00% 2/15/20		45,000	47,363
	Holly 9.875% 6/15/17		35,000	38,238
	Inergy Finance 8.25% 3/1/16		20,000	20,900
*	Key Energy Services
	8.375% 12/1/14		40,000	42,500
#	Linn Energy/Finance 144A
	8.625% 4/15/20		40,000	42,600
*#	NFR Energy/Finance 144A
	9.75% 2/15/17		40,000	39,700
	OPTI Canada
	7.875% 12/15/14		30,000	20,775
	8.25% 12/15/14		58,000	40,600
	PetroHawk Energy 7.875% 6/1/15		40,000	41,400
	Petroleum Development
	12.00% 2/15/18		40,000	45,000
	Pioneer Drilling 9.875% 3/15/18		20,000	21,200
	Quicksilver Resources
	7.125% 4/1/16		31,000	30,070
	SandRidge Energy
	*8.75% 1/15/20		10,000	10,150
	#144A 9.875% 5/15/16		30,000	31,200
				991,029
Finance & Investments – 12.70%
•	American International Group
	8.175% 5/15/58		70,000	71,925
	Cardtronics 8.25% 9/1/18		20,000	21,000
•	General Electric Capital
	2.57% 2/2/11	NOK	1,000,000	160,634
•	General Electric Capital Australia
	Funding 5.00% 7/12/13	AUD	2,000,000	1,847,485
	General Electric Capital European
	Funding 5.25% 5/18/15	EUR	1,200,000	1,701,555
	General Electric Capital UK
	Funding 4.625% 1/18/16	GBP	114,000	185,804
•	Genworth Financial
	6.15% 11/15/66	USD	87,000	66,990
#	Icahn Enterprises Finance 144A
	8.00% 1/15/18		20,000	19,850
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		100,000	78,625
•#	Liberty Mutual Group 144A
	7.00% 3/15/37		50,000	45,372
	Nuveen Investments
	10.50% 11/15/15		132,000	132,165
∏•	XL Group 6.50% 12/29/49		55,000	47,438
				4,378,843
Media – 4.63%
#	Affinion Group I 144A
	7.875% 12/15/18		55,000	51,013
	Cablevision Systems
	8.00% 4/15/20		5,000	5,388
	8.625% 9/15/17		10,000	10,925
*#	CCO Holdings 144A
	7.875% 4/30/18		10,000	10,400
	8.125% 4/30/20		10,000	10,550
*#	Charter Communications
	Operating 144A
	10.875% 9/15/14		20,000	22,400
	GXS Worldwide 9.75% 6/15/15		40,000	39,700
	MDC Partners 11.00% 11/1/16		20,000	22,400
#	Nexstar/Mission Broadcasting
	144A 8.875% 4/15/17		40,000	41,900
	Nielsen Finance
	*11.50% 5/1/16		10,000	11,450
	11.625% 2/1/14		5,000	5,725
	#7.75% 144A 10/15/18		40,000	40,900
	Shaw Communications
	6.75% 11/9/39	CAD	1,000,000	986,896
#	Sinclair Television Group 144A
	9.25% 11/1/17	USD	30,000	32,625
#	Sitel 144A 11.50% 4/1/18		40,000	34,200
	Terremark Worldwide
	12.00% 6/15/17		35,000	39,725
#	Univision Communications 144A
	7.875% 11/1/20		45,000	46,238
	Videotron 9.125% 4/15/18		15,000	16,688
#	Visant 144A 10.00% 10/1/17		25,000	25,875
#	XM Satellite Radio 144A
	7.625% 11/1/18		35,000	35,000
	13.00% 8/1/13		90,000	105,749
				1,595,747
Real Estate – 0.13%
*	Felcor Lodging 10.00% 10/1/14		40,000	44,450
				44,450
Services Cyclical – 3.44%
	ARAMARK 8.50% 2/1/15		23,000	23,920
#	Delta Air Lines 144A
	12.25% 3/15/15		35,000	39,725
	DryShips 5.00% 12/1/14		155,000	154,805
#	Equinox Holdings 144A
	9.50% 2/1/16		40,000	41,900

(continues)       13

Statement of net assets

Delaware Investments® Global Dividend and Income Fund, Inc.

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services Cyclical (continued)
	General Maritime
	12.00% 11/15/17	USD	40,000	$40,200
*	Harrah’s Operating
	10.00% 12/15/18		80,000	68,000
	11.25% 6/1/17		60,000	65,700
	Kansas City Southern de Mexico
	8.00% 2/1/18		40,000	43,200
*#	Marina District Finance 144A
	9.875% 8/15/18		20,000	19,250
#	MCE Finance 10.25% 5/15/18		40,000	45,400
	MGM MIRAGE
	*11.375% 3/1/18		110,000	113,850
	13.00% 11/15/13		25,000	29,500
	Mohegan Tribal Gaming Authority
	6.875% 2/15/15		10,000	6,750
	*7.125% 8/15/14		25,000	17,500
	NCL
	11.75% 11/15/16		40,000	45,500
	#144A 9.50% 11/15/18		20,000	20,475
*#	Nortek 144A 10.00% 12/1/18		25,000	25,125
@	Northwest Airlines 10.00% 2/1/11		15,000	53
*	Peninsula Gaming
	10.75% 8/15/17		45,000	48,713
#	PHH 144A 9.25% 3/1/16		40,000	41,200
	Pinnacle Entertainment
	8.75% 5/15/20		45,000	45,169
#	Pokagon Gaming Authority 144A
	10.375% 6/15/14		15,000	15,638
#	Quintiles Transnational PIK144A
	9.50% 12/30/14		20,000	20,350
	Royal Caribbean Cruises
	6.875% 12/1/13		20,000	21,400
*	RSC Equipment Rental
	10.25% 11/15/19		20,000	22,225
#	ServiceMaster PIK 144A
	10.75% 7/15/15		50,000	53,875
#	Shingle Springs Tribal
	Gaming Authority 144A
	9.375% 6/15/15		45,000	27,675
*#	Swift Transportation 144A
	12.50% 5/15/17		20,000	21,700
#	United Air Lines 144A
	12.00% 11/1/13		60,000	66,900
				1,185,698
Services Non-Cyclical – 1.08%
	Alion Science & Technology PIK
	12.00% 11/1/14		30,366	30,973
	Allied Waste North America
	7.125% 5/15/16		10,000	10,624
	Casella Waste Systems
	9.75% 2/1/13		48,000	48,720
	11.00% 7/15/14		10,000	10,950
	Community Health Systems
	8.875% 7/15/15		15,000	15,731
#	inVentiv Health 144A
	10.00% 8/15/18		45,000	44,325
#	MultiPlan 144A 9.875% 9/1/18		45,000	47,925
#	Radiation Therapy Services 144A
	9.875% 4/15/17		45,000	44,213
#	Radnet Management 144A
	10.375% 4/1/18		35,000	32,375
*	Select Medical 7.625% 2/1/15		45,000	45,000
•	US Oncology Holdings PIK
	6.737% 3/15/12		43,000	43,215
				374,051
Technology & Electronics – 0.81%
#	Allen Systems Group 144A
	10.50% 11/15/16		45,000	44,999
	Anixter 10.00% 3/15/14		15,000	17,288
#	Aspect Software 144A
	10.625% 5/15/17		40,000	40,600
	First Data 9.875% 9/24/15		40,000	34,200
#	International Wire Group 144A
	9.75% 4/15/15		35,000	36,444
	MagnaChip Semiconductor
	10.50% 4/15/18		30,000	32,100
#	MedAssets 144A 8.00% 11/15/18		20,000	20,250
	Sanmina-SCI 8.125% 3/1/16		16,000	16,120
*	SunGard Data Systems
	10.25% 8/15/15		35,000	36,400
				278,401
Telecommunications – 2.70%
#	Clearwire Communications 144A
	12.00% 12/1/15		160,000	170,450
	Global Crossing 12.00% 9/15/15		70,000	79,100
	Intelsat Bermuda
	11.25% 2/4/17		115,000	121,037
	PIK 11.50% 2/4/17		45,156	48,091
	Level 3 Financing 10.00% 2/1/18		45,000	41,625
*	MetroPCS Wireless 7.875% 9/1/18		20,000	20,825
	NII Capital 10.00% 8/15/16		30,000	33,450
*	PAETEC Holding 9.50% 7/15/15		35,000	35,613
	Qwest 8.375% 5/1/16		20,000	24,100
	Qwest Communications
	International 7.50% 2/15/14		15,000	15,225
	Sprint Capital 8.75% 3/15/32		80,000	79,600
#	Telcordia Technologies 144A
	11.00% 5/1/18		65,000	63,700
	Telesat Canada
	11.00% 11/1/15		25,000	27,938
	12.50% 11/1/17		35,000	40,775
	ViaSat 8.875% 9/15/16		20,000	21,350
	West 11.00% 10/15/16		40,000	43,100
#	Wind Acquisition Finance 144A
	11.75% 7/15/17		50,000	55,750
	Windstream 7.875% 11/1/17		10,000	10,550
				932,279

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities – 0.88%
AES 8.00% 6/1/20	USD	35,000	$36,750
Elwood Energy 8.159% 7/5/26		78,095	75,752
Energy Future Intermediate
Holding/Finance
10.00% 12/1/20		40,000	41,226
# GenOn Escrow 144A
9.50% 10/15/18		30,000	28,650
* Mirant Americas Generation
8.50% 10/1/21		100,000	97,250
• Puget Sound Energy
6.974% 6/1/67		25,000	24,541
			304,169
Total Corporate Bonds
(cost $13,101,908)			13,466,770

«Senior Secured Loans – 0.54%
Chester Downs & Marina
12.375% 12/31/16		13,875	14,106
CommScope 9.25% 10/26/11		45,000	45,000
PQ 6.82% 7/30/15		45,000	42,731
Syniverse Holdings
8.00% 10/28/11		16,000	16,005
Texas Competitive Electric Holdings
Tranche B2 3.941% 10/10/14		89,314	69,120
Total Senior Secured Loans
(cost $180,325)			186,962

Sovereign Bonds – 4.80%Δ
Germany – 3.36%
* Deutschland Republic
2.25% 9/4/20	EUR	919,000	1,157,674
			1,157,674
Poland – 0.32%
Poland Government Bond
5.50% 10/25/19	PLN	355,000	111,062
			111,062
Republic of Korea – 1.12%
# Korea Expressway 144A
4.50% 3/23/15	USD	200,000	208,790
Republic of Korea 4.25% 12/7/21	EUR	140,000	176,351
			385,141
Total Sovereign Bonds
(cost $1,775,083)			1,653,877

Supranational Bank – 1.32%
International Bank for
Reconstruction & Development
5.375% 12/15/14	NZD	597,000	454,306
Total Supranational Bank
(cost $393,748)			454,306

	Number of
	Shares
Limited Partnership – 0.10%
*† Brookfield Infrastructure Partners		1,600	33,648
Total Limited Partnership
(cost $30,407)			33,648

Preferred Stock – 0.02%
=† Port Townsend		20	0
W2007 Grace Acquisitions 8.75%		10,000	7,000
Total Preferred Stock
(cost $269,800)			7,000

Warrants – 0.00%
Alion Science & Technology		30	0
=@ Port Townsend		20	0
Total Warrants (cost $480)			0

	Principal
	Amount°
≠Discount Note – 2.55%
Federal Home Loan Bank
0.07% 12/1/10	USD	881,002	881,002
Total Discount Note (cost $881,002)			881,002
Total Value of Securities Before
Securities Lending Collateral – 128.09%
(cost $43,508,178)			44,166,526

	Number of
	Shares
Securities Lending Collateral** – 16.06%
Investment Companies
Delaware Investments
Collateral Fund No.1		5,463,436	5,463,436
BNY Mellon SL DBT II
Liquidating Fund		77,889	75,693
@†Mellon GSL Reinvestment
Trust II		74,168	0
Total Securities Lending Collateral
(cost $5,615,493)			5,539,129
Total Value of Securities – 144.15%
(cost $49,123,671)			49,705,655 ©
Obligation to Return Securities
Lending Collateral** – (16.29%)			(5,615,493)
Borrowing Under Line of Credit – (31.10%)			(10,725,000)
Receivables and Other Assets
Net of Liabilities – 3.24%			1,116,519
Net Assets Applicable to 4,931,031
Shares Outstanding; Equivalent to
$6.99 Per Share – 100.00%			$34,481,681

(continues)       15

Statement of net assets

Delaware Investments® Global Dividend and Income Fund, Inc.

Components of Net Assets at November 30, 2010:
Common stock, $0.01 par value,
500,000,000 shares authorized to the Fund	$43,323,047
Distributions in excess of net investment income	(145,859)
Accumulated net realized loss on investments	(9,309,013)
Net unrealized appreciation of investments
and foreign currencies	613,506
Total net assets	$34,481,681

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
USD — United States Dollar

❖	Securities have been classified by type of business. Classification by country of origin has been presented in Security type and country allocations on page 6.
≠	The rate shown is the effective yield at the time of purchase.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2010, the aggregate amount of fair valued securities was $21,252, which represented 0.06% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
†	Non income producing security.
•	Variable rate security. The rate shown is the rate as of November 30, 2010. Interest rates reset periodically.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2010.
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2010, the aggregate amount of the restricted securities was $47,439, which represented 0.14% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At November 30, 2010, the aggregate amount of illiquid securities was $184,501, which represented 0.54% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2010, the aggregate amount of Rule 144A securities was $4,431,323, which represented 12.85% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2010.
Δ	Securities have been classified by country of origin.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $5,334,459 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
BCLY — Barclays
CMB — Chase Manhattan Bank
FDR — Fiduciary Depositary Receipts
GSC — Goldman Sachs & Co.
HKSB — Hong Kong Shanghai Bank
MSC — Morgan Stanley & Co.
PIK — Pay-in-kind
REIT — Real Estate Investment Trust

1The following foreign currency exchange contracts were outstanding at November 30, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Deliver		In Exchange For		Date	(Depreciation)
BCLY	CAD	(636,000)	USD	622,206	1/7/11	$3,119
CMB	BRL	156,051	USD	(89,376)	1/7/11	825
CMB	EUR	(1,066,000)	USD	1,395,394	1/7/11	11,753
CMB	NZD	408,556	USD	(302,945)	1/7/11	(238)
GSC	CAD	(1,077)	USD	1,054	1/7/11	6
HKSB	AUD	(702,824)	USD	673,116	1/7/11	2,946
HKSB	EUR	(303,933)	USD	398,674	1/7/11	4,178
HKSB	NOK	(9,884,845)	USD	1,591,634	1/7/11	3,474
MSC	EUR	(1,742,337)	USD	2,276,111	1/7/11	14,601
MSC	NOK	11,943,000	USD	(1,917,947)	1/7/11	889
						$41,553

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® Global Dividend and Income Fund, Inc.
Year Ended November 30, 2010

Investment Income:
Dividends	$755,415
Interest	1,365,937
Securities lending income	20,006
Foreign tax withheld	(32,854)	$2,108,504

Expenses:
Management fees	313,933
Reports to shareholders	54,703
Dividend disbursing and transfer agent fees and expenses	43,282
NYSE fees	23,750
Custodian fees	19,282
Pricing fees	18,242
Accounting and administration expenses	17,814
Leverage expenses	14,407
Legal fees	13,600
Audit and tax	13,464
Dues and services	7,843
Directors’ fees	1,908
Insurance fees	1,479
Consulting fees	474
Registration fees	463
Directors’ expenses	151
Total operating expenses (before interest expense)		544,795
Interest expense		153,234
Total operating expenses (after interest expense)		698,029
Net Investment Income		1,410,475

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		1,708,984
Foreign currencies		(127,789)
Foreign currency contracts		(591,850)
Net realized gain		989,345
Net change in unrealized appreciation/depreciation of investments and foreign currencies		722,375
Net Realized and Unrealized Gain on Investments and Foreign Currencies		1,711,720

Net Increase in Net Assets Resulting from Operations		$3,122,195

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Global Dividend and Income Fund, Inc.

	Year Ended
	11/30/10	11/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,410,475	$1,260,114
Net realized gain (loss) on investments and foreign currencies	989,345	(3,376,313)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	722,375	14,225,371
Net increase in net assets resulting from operations	3,122,195	12,109,172

Dividends and Distributions to Shareholders from:1
Net investment income	(2,394,732)	(1,978,297)
Return of capital	(1,007,679)	(1,645,361)
	(3,402,411)	(3,623,658)

Capital Share Transactions:2
Cost of shares repurchased	—	(1,531,217)
Decrease in net assets derived from capital stock transactions	—	(1,531,217)

Net Increase (Decrease) in Net Assets	(280,216)	6,954,297

Net Assets:
Beginning of year	34,761,897	27,807,600
End of year (including distributions in excess of net investment income of $145,859
and $53,998, respectively)	$34,481,681	$34,761,897

1See Note 4 in “Notes to financial statements.”
2See Note 6 in ”Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® Global Dividend and Income Fund, Inc.
Year Ended November 30, 2010

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations	$3,122,195

Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased	(71,494)
Purchase of investment securities	(22,484,448)
Purchase of short-term investment securities, net	584,332
Proceeds from disposition of investment securities	24,105,333
Net realized gain on investment transactions	(1,704,137)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(722,375)
Increase in receivable for investments sold	(430,293)
Decrease in interest and dividends receivable	20,961
Increase in payable for investments purchased	(408,128)
Increase in interest payable	(1,315)
Increase in accrued expenses and other liabilities	656
Total adjustments	(1,110,908)
Net cash provided by operating activities	2,011,287

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid	(3,402,411)
Net cash used for financing activities	(3,402,411)
Effect of exchange rates on cash	(31,375)
Net decrease in cash	(1,422,499)
Cash at beginning of year	1,914,065
Cash at end of year	$491,566

Interest paid for borrowings during the year	$154,549

See accompanying Notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Global Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/10	11/30/09	11/30/08	11/30/07	11/30/06
Net asset value, beginning of period	$7.050	$5.360	$11.590	$13.290	$13.190

Income (loss) from investment operations:
Net investment income1	0.286	0.248	0.365	0.269	0.273
Net realized and unrealized gain (loss)
on investments and foreign currencies	0.344	2.155	(5.635)	0.192	2.437
Total from investment operations	0.630	2.403	(5.270)	0.461	2.710

Less dividends and distributions from:
Net investment income	(0.490)	(0.389)	(0.573)	(0.402)	(0.316)
Net realized gain on investments	—	—	—	(0.863)	(2.294)
Return of capital	(0.200)	(0.324)	(0.387)	(0.896)	—
Total dividends and distributions	(0.690)	(0.713)	(0.960)	(2.161)	(2.610)

Net asset value, end of period	$6.990	$7.050	$5.360	$11.590	$13.290

Market value, end of period	$7.030	$6.600	$4.240	$10.550	$13.800

Total return based on:2
Market value	17.30%	77.48%	(54.54% )	(8.46% )	24.39%
Net asset value	9.18%	49.69%	(47.68% )	4.43%	21.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,482	$34,762	$27,808	$63,330	$72,590
Ratio of expenses to average net assets	2.04%	2.46%	2.90%	3.13%	3.24%
Ratio of expenses to adjusted average net assets
(before interest expense)3	1.21%	1.47%	1.23%	0.98%	1.01%
Ratio of interest expense to adjusted average net assets3	0.34%	0.34%	0.79%	1.40%	1.40%
Ratio of net investment income to average net assets	4.12%	4.17%	3.90%	2.01%	2.21%
Ratio of net investment income to adjusted average net assets3	3.14%	3.08%	2.71%	1.52%	1.65%
Portfolio turnover	53%	89%	60%	46%	76%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$10,725	$10,725	$10,725	$23,000	$23,000
Asset coverage per $1,000 of debt outstanding at end of period	$4,215	$4,241	$3,593	$3,753	$4,156

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
3 Adjusted average net assets excludes debt outstanding.

See accompanying Notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Global Dividend and Income Fund, Inc.
November 30, 2010

Delaware Investments Global Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DGF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2010 in early 2011.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income.

(continues)       21

Notes to financial statements

Delaware Investments® Global Dividend and Income Fund, Inc.

1. Significant Accounting Policies (continued)

Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $295 for the year ended November 30, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. DMC, as defined below and its affiliates have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

The Fund may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2010.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. There were no earnings credits for the year ended November 30, 2010.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70% (calculated daily) of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets excludes the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of adjusted average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended November 30, 2010, the Fund was charged $2,243 for these services.

At November 30, 2010, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$26,635
Fees and other expenses payable to DSC	189
Other expenses payable to DMC and affiliates*	1,615

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. These expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Directors’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2010, the Fund was charged $1,253 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

3. Investments

For the year ended November 30, 2010, the Fund made purchases of $22,212,769 and sales of $23,831,388 of investment securities other than U.S. government securities and short-term investments. For the year ended November 30, 2010, the Fund made purchases of $271,679, and sales of $273,945 of long-term U.S. government securities.

At November 30, 2010, the cost of investments for federal income tax purposes was $49,447,952. At November 30, 2010, net unrealized appreciation was $257,703, of which $4,439,328 related to unrealized appreciation of investments and $4,181,625 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2	–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g. broker-quoted securities, fair valued securities) The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$13,846,004	$9,346,083	$1	$23,192,088
Corporate Debt	—	17,862,349	82,256	17,944,605
Foreign Debt	—	2,108,183	—	2,108,183
Short-Term	—	881,002	—	881,002
Securities Lending Collateral	—	5,539,129	—	5,539,129
Other	33,648	—	7,000	40,648
Total	$13,879,652	$35,736,746	$89,257	$49,705,655

Foreign Currency Exchange Contracts	$—	$41,553	$—	$41,553

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Securities
	Common	Corporate	Foreign	Lending
	Stock	Debt	Debt	Collateral	Other	Total
Balance as of 11/30/09	$1	$21,251	$372,581	$3,320	$6,000	$403,153
Purchases	—	61,000	—	—	—	61,000
Sales	—	—	(118,485)	(3,953)	—	(122,438)
Net realized loss	—	—	(237)	—	—	(237)
Transfer out of Level 3	—	—	(217,820)	—	—	(217,820)
Net change in unrealized appreciation/depreciation	—	5	(36,039)	633	1,000	(34,401)
Balance as of 11/30/10	$1	$82,256	$—	$—	$7,000	$89,257
Net change in unrealized appreciation/depreciation
from investments still held as of 11/30/10	$—	$5	$—	$(3,152)	$1,000	$(2,147)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending November 30, 2010, and interim periods therein. Utilizing international fair value pricing for a security could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the year ended November 30, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $217,820 for the Fund. This was due to the Fund’s pricing vendor being able to supply matrix prices for an investment that had been utilizing broker quoted prices. During the fiscal year ended November 30, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact on the Fund.

(continues)       23

Notes to financial statements

Delaware Investments® Global Dividend and Income Fund, Inc.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2010 and 2009 was as follows:

	Year Ended
	11/30/10	11/30/09
Ordinary income	$2,394,732	$1,978,297
Return of capital	1,007,679	1,645,361
Total	$3,402,411	$3,623,658

5. Components of Net Assets on a Tax Basis

As of November 30, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$43,323,047
Capital loss carrryforwards	(8,984,730)
Other temporary differences	(104,306)
Unrealized appreciation of investments
and foreign currencies	247,670
Net assets	$34,481,681

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, mark-to-market of forward foreign currency contracts, tax treatment of partnership income and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments and contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2010 the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$892,396
Accumulated net realized gain	699,358
Paid-in capital	(1,591,754)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,565,061 was utilized in 2010. Capital loss carryforwards remaining at November 30, 2010 will expire as follows: $4,555,963 expires in 2016 and $4,428,769 expires in 2017.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, The Bank of New York Mellon (BNY Mellon) Shareowner Services, in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the years ended November 30, 2010 and 2009.

On May 21, 2009, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to the Fund’s net asset value at the close of business on the NYSE on June 29, 2009, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2009 and expired on June 26, 2009.

In connection with the tender offer, the Fund purchased 259,528 shares of capital stock at a total cost of approximately $1,531,217. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio approximately 0.578412712) in accordance with the terms of the tender offer.

The Fund did not repurchase shares under the Share Repurchase Program during the years ended November 30, 2010 and 2009.

7. Line of Credit

For the year ended November 30, 2010, the Fund borrowed money pursuant to a $17,000,000 Credit Agreement with BNY Mellon that expires on November 28, 2011. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2010, the par value of loans outstanding was $10,725,000 at a variable interest rate of 1.45%. During the year ended November 30, 2010, the average daily balance of loans outstanding was $10,725,000 at a weighted average interest rate of approximately 1.43%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2010, the value of securities on loan was $5,334,459, for which the Fund received collateral, comprised of non-cash collateral valued at $28,719 and cash collateral of $5,615,493. At November 30, 2010, the value of invested collateral was $5,539,129. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

(continues)       25

Notes to financial statements

Delaware Investments® Global Dividend and Income Fund, Inc.

10. Credit and Market Risk (continued)

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2010. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa 3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined no material events or transactions occurred subsequent to November 30, 2010 that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2010, the Fund designates distributions paid during the year as follows:

(A)
Ordinary	(B)
Income	Return	Total	(C)
Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends1
70.38%	29.62%	100.00%	32.65%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.
1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the $234,814 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Board of Trustees and the Shareholders of
Delaware Investments® Global Dividend
and Income Fund, Inc.:

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments Global Dividend and Income Fund, Inc. (the “Fund”) at November 30, 2010, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended November 30, 2009 and the financial highlights for each of the four years in the period ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2011

Other Fund information
(Unaudited)

Delaware Investments® Global Dividend and Income Fund, Inc.

Proxy results
Annual Meeting

The Fund held its Annual Meeting of Shareholders on Aug. 18, 2010. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Patrick P. Coyne	4,269,414.269	250,165.010	411,451.328
Thomas L. Bennett	4,277,077.560	242,501.719	411,451.328
John A. Fry	4,272,028.330	247,550.949	411,451.328
Anthony D. Knerr	4,268,381.390	251,197.889	411,451.328
Lucinda S. Landreth	4,275,006.469	244,572.810	411,451.328
Ann R. Leven	4,263,522.237	256,057.042	411,451.328
Thomas F. Madison	4,263,018.826	256,560.453	411,451.328
Janet L. Yeomans	4,273,888.526	245,690.753	411,451.328
J. Richard Zecher	4,267,684.448	251,894.831	411,451.328

Changes to portfolio management team

Wayne A. Anglace was appointed co-portfolio manager of the Fund on March 30, 2010. Mr. Anglace joined Babak Zenouzi, Damon J. Andres, D. Tysen Nutt, Jr., Anthony A. Lombardi, Robert Vogel, Jr., Nikhil G. Lalvani, Kristen F. Bartholdson, Edward A. Gray, Todd A. Bassion, Thomas H. Chow, Roger A. Early, and Kevin P. Loome in making day-to-day decisions for the Fund. Nashira S. Wynn no longer serves as a co-portfolio manager of the Fund.

Fund management

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer – REIT Equity

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Wayne A. Anglace, CFA
Vice President, Portfolio Manager, Research Analyst, Convertible Bond Trader

Wayne A. Anglace currently serves as a portfolio manager and trader for the firm’s convertible bond strategies. He also serves as a research analyst on the firm’s taxable fixed income team with specific responsibilities for the healthcare and deathcare sectors. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Kristen E. Bartholdson
Vice President, Portfolio Manager

Kristen E. Bartholdson is a portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Todd A. Bassion, CFA
Vice President, Portfolio Manager

Todd A. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm’s International Value Equity team. He co-manages the International Value Equity and Global Value funds and takes a lead role in generating and researching new companies for the portfolios. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Bassion earned a bachelor’s degree in economics from Colorado College.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Edward A. “Ned” Gray, CFA
Senior Vice President, Chief Investment Officer — International Value Equity

Ned Gray joined Delaware Investments in June 2005 in his current position, developing the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

(continues)       29

Other Fund information
(Unaudited)

Delaware Investments® Global Dividend and Income Fund, Inc.

Fund management (continued)

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Nikhil G. Lalvani is a portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

			Long-Term	Total
	Investment	Return of	Capital	Distribution
	Income	Capital	Gain/(Loss)	Amount
Month	per Share	per Share	per Share	per Share
December 2009	$0.0219	$0.0356	$—	$0.0575
January 2010	$0.0172	0.0403	$—	$0.0575
February 2010	$0.0215	0.0360	$—	$0.0575
March 2010	$0.0322	0.0253	$—	$0.0575
April 2010	$0.0211	0.0364	$—	$0.0575
May 2010	$0.0359	0.0216	$—	$0.0575
June 2010	$0.0273	0.0302	$—	$0.0575
July 2010	$0.0199	0.0376	$—	$0.0575
August 2010	$0.0222	0.0353	$—	$0.0575
September 2010	$0.0244	0.0331	$—	$0.0575
October 2010	$0.0180	0.0395	$—	$0.0575
November 2010	$0.0265	0.0310	$—	$0.0575
Total	$0.2881	$0.4019	$0.000	$0.6900

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are eligible to elect to participate in the Plan by contacting BNY Mellon Shareowner Services at 800 851-9677. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan. Shareholders will receive their Distributions (as defined below) in cash unless they notify BNY Mellon Shareowner Services or their bank, broker, or nominee of their desire to enroll in the Plan.

BNY Mellon Shareowner Services will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which BNY Mellon Shareowner Services may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to BNY Mellon Shareowner Services so that BNY Mellon Shareowner Services receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by BNY Mellon Shareowner Services at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of BNY Mellon Shareowner Services. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, BNY Mellon Shareowner Services will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless BNY Mellon Shareowner Services is notified of the shareholder’s withdrawal from the Plan.

(continues)       31

Other Fund information
(Unaudited)

Delaware Investments® Global Dividend and Income Fund, Inc.

Dividend reinvestment plan (continued)

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

BNY Mellon Shareowner Services will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to BNY Mellon Shareowner Services. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact BNY Mellon Shareowner Services at 800 851-9677 or P.O. Box 358035, Pittsburgh, PA 15252-8035. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective August 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon twenty days written notice to the Plan’s participants.

Change in independent registered public accounting firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Investments® Global Dividend and Income Fund, Inc. (the “Fund”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Directors of the Fund, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2010. During the fiscal years ended November 30, 2009 and 2008, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Fund and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Fund nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne1	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	78	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.2		Board of Governors
	Trustee	Chief Executive Officer			Member — Investment
April 1963		since August 1, 2006			Company Institute (ICI)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church

Board of Trustees —
Agnes Irwin School

Member of
Investment Committee —
Cradle of Liberty Council,
BSA (2007–2010)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	78	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —
			Morgan Stanley & Co.		Chairman of
October 1947			(January 1984–March 2004)		Investment Committee
— Pennsylvania
Academy of Fine Arts

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticultural Society
John A. Fry	Trustee	Since	President	78	Board of Governors
2005 Market Street		January 2001	Drexel University		Member — NASDAQ
Philadelphia, PA			(August 2010–Present)		OMX PHLX LLC
19103
			President —		Director —
May 1960			Franklin & Marshall College		Community Health
			(June 2002–July 2010)		Systems

			Executive Vice President —		Director — Ecore
			University of Pennsylvania		International
			(April 1995–June 2002)		(2009–2010)

Director — Allied
Barton Securities
Holdings (2005–2008)

(continues)       33

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	78	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	78	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	78	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax Inc.
19103			(1983–Present)		(2001–2009)

November 1940					Director and Audit
Committee Chairperson
— Andy Warhol
Foundation (1999–2007)
Thomas F. Madison	Trustee	Since	President and Chief	78	Director and Chair of
2005 Market Street		May 19973	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
Compensation
Committee — Spanlink
Communications

Lead Director and
Member of
Compensation and
Governance
Committees —
Valmont Industries, Inc.
(1987–2010)

Director — Banner
Health (1996–2007)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	78	Director —
2005 Market Street		April 1999	(January 2006–Present)		Okabena Company
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder —	78	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director —
July 1940			Founder —		Oxigene, Inc.
			Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	78	None4
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	78	None4
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	78	None4
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	78	None4
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Investments® Global Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. Your Fund’s Board of Directors approved a share repurchase program in 1994 that authorizes the Fund to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange.

Board of Directors	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry†
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison†
President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans†
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s Web site at www.delawareinvestments.com; and (iii) on the SEC’s Web site at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7094

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer
agent
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options
Delaware Investments Global Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact BNY Mellon Shareowner Services at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

†Audit committee member

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,600 for the fiscal year ended November 30, 2010.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,438 for the fiscal year ended November 30, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $1,850 for the fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,567 for the fiscal year ended November 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $203,124 for the registrant’s fiscal years ended November 30, 2010 and November 30, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are John A. Fry, Thomas F. Madison and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2010. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2010.

				Total Assets in
			No. of Accounts	Accounts with
	No. of	Total Assets	with Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon Andres
Registered Investment	10	$1.3 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$99.2 million	0	$0
Wayne Anglace
Registered Investment	4	$657.3 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	14	$30.5 million	0	$0
Kristen Bartholdson
Registered Investment	7	$2.1 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	9	$292 thousand	0	$0
Todd Bassion
Registered Investment	4	$442.8 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	8	$1.2 million	0	$0
Thomas Chow
Registered Investment	12	$14.5 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	11	$4.0 billion	0	$0

Roger Early
Registered Investment	18	$17.9 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	43	$6.1 billion	0	$0
Edward Gray
Registered Investment	7	$625.2 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	11	$3.5 billion	0	$0
Nikhil Lalvani
Registered Investment	9	$1.8 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	18	$1.4 billion	1	$652.2 million
Anthony Lombardi
Registered Investment	9	$1.8 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	19	$1.4 billion	1	$652.2 million
Kevin Loome
Registered Investment	16	$13.1 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	13	$3.4 billion	0	$0
D. Tysen Nutt
Registered Investment	12	$2.6 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	24	$1.6 billion	1	$652.2 million
Robert Vogel
Registered Investment	9	$1.8 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	22	$1.4 billion	1	$652.2 million
Babak Zenouzi
Registered Investment	15	$2.1 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	5	$386.4 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     One of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus – (Mr. Nutt, Ms. Bartholdson, Mr. Lalvani, Mr. Lombardi and Mr. Vogel only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Bassion and Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Anglace, Mr. Chow, Mr. Early and Mr. Loome only) Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Plan/Equity Compensation Plan — Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

     The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula-based valuation methodology.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2010, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Investments® Global Dividend and Income Fund, Inc.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 28, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 28, 2011

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 28, 2011